                                                                   EXHIBIT 10.42

                           [COMPASS BANK LETTERHEAD]

October 12, 1999

Mr. Steven H. Mikel
President & CEO
Southern Mineral Corporation
1201 Louisiana Street, Suite 3350
Houston, Texas 77002-5609

     RE: Amended and Restated Credit Agreement dated June 19, 1998, by and between Southern Mineral Corporation, SMC Ecuador, Inc., SMC Production Co., BEC Energy, Inc., Amerac Energy Corporation, Compass Bank and First Union National Bank (as subsequently amended, restated, and/or supplemented, the "Credit Agreement")

Dear Steve:

Section 2.5 (a) of the Credit Agreement shall be amended to change the date of October 15, 1999 to October 22, 1999.

Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and this letter shall not be construed to:

     (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations;
     (ii) waive or impair any rights, powers or remedies of the Agent and the Lenders under the Credit Agreement and the other Loan Documents; or
    (iii) grant any forbearance periods or extend the term of the Credit Agreement or the time for payment of any of the Obligations, except as expressly provided herein.

No Event of Default and no Default is waived or remedied by the execution of this letter by the Lenders, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this letter, nor any past indulgence by the Lenders, nor any prior waiver or consents or any waivers or consents which may hereafter be granted nor any other action or inaction on behalf of the Lenders
(i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which exist or may exist under the Credit Agreement or any other Loan Document, or (ii) shall constitute or be deemed to constitute an election of remedies by the Lenders or a waiver of any of the rights or remedies of the Lenders provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

Mr. Steven H. Mikel
October 12, 1999
Page 2


All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement.

As additional consideration for the waiver granted herein by the Lenders, the Borrower and Co-Borrowers hereby release the Agent and the Lenders from any and all known or suspected claims, actions, demands, or causes of action of whatever kind or character arising on or prior to the date hereof. IT IS EXPRESSLY AGREED THAT THE CLAIMS RELEASED BY THE BORROWER AND THE CO-BORROWERS HEREBY INCLUDE THOSE ARISING FROM OR IN ANY MANNER ATTRIBUTABLE TO THE NEGLIGENCE (SOLE, CONCURRENT, ORDINARY, OR OTHER WISE), OF THE AGENT AND THE LENDERS, THEIR RESPECTIVE REPRESENTATIVES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS. Notwithstanding any provision of this modification or any other Loan Document, this section shall remain in full force and effect and shall survive the delivery and payment of the Notes, this modification and the other Loan Documents and the making, extension, renewal, modification, amendment or restatement of any thereof.

THIS LETTER, THE CREDIT AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Sincerely,

COMPASS BANK


By:/s/  Dorothy Marchand Wilson
   -----------------------------
        Dorothy Marchand Wilson
        Senior Vice President

FIRST UNION NATIONAL BANK

     /s/ Robert R. Wetteroff
By:  __________________________
     Robert R. Wetteroff

     Senior Vice President
Its:__________________________

Mr. Steven H. Mikel
October 12, 1999
Page 3


ACKNOWLEDGED AND AGREED:

SOUTHERN MINERAL CORPORATION

/s/ Steven H. Mikel
----------------------------
Steven H. Mikel
President

TYPE:  EX-21.1
SEQUENCE:  7



                                                                   EXHIBIT 21.1
                                 OTHER NAME UNDER WHICH          JURISDICTION OF
NAME OF SUBSIDIARY             SUBSIDIARY CONDUCTS BUSINESS       INCORPORATION
Neutrino Resources Inc.                  None                      Alberta, Canada
SMC Production Co.                       None                      Texas
BEC Energy, Inc.                         None                      Texas
SMC Ecuador, Inc.                        None                      Delaware
Amerac Energy Corporation                None                      Delaware
Spruce Hills Production Company, Inc.    None                      Delaware


              [GILBERT LAUSTSEN JUNG ASSOCIATES LTD. LETTER HEAD]


                               LETTER OF CONSENT



TO:  Southern Mineral Corporation
     The Securities and Exchange Commission



                                       Re:  Neutrino Resources Inc.
                                            -----------------------

We refer to the following report prepared by Gilbert Laustsen Jung Associates
Ltd.:

 .  the Reserve Determination and Evaluation of the Canadian Oil and Gas
   Properties of Neutrino Resources Inc. effective January 1, 2000, dated January 6, 2000.

We hereby consent to the use of our name, reference to and excerpts from the said reports by Southern Mineral Corporation in its annual report and SEC 10 K filing.


                                       Yours very truly,


                                       GILBERT LAUSTSEN JUNG
                                       ASSOCIATES LTD.


                                       /s/ Wayne W. Chow
                                       --------------------------
                                       Wayne W. Chow, P. Eng.
                                       Vice-President


Calgary, Alberta
Date: March 28, 2000

                      [CHAPMAN LETTER HEAD APPEARS HERE]

March 28, 2000


Neutrino Resources Inc.
1400, 300 - 5th Avenue SW
Calgary, Alberta
T2P 3C4

Attention: Mr. Al Smith

Dear Sir:

Re: Neutrino Resources Inc. (the "Company")
    Consent Letter
    ---------------------------------------

We hereby consent to the use of and reference to our name and material from our report entitled "Neutrino Resources Inc., Reserve and Economic Evaluation Constant Price/No Cost Escalation Case", dated January 6, 2000 and any other associated reports in the Company's annual report and in any required filings with the Securities Exchange Commission (SEC) or any other securities regulatory bodies.


Yours very truly,

Chapman Petroleum Engineering Ltd.


/s/ C. W. Chapman
------------------------
C. W. Chapman P. Eng.
President

CWC/hmh/2686

                                                 PERMIT TO PRACTICE
                                          CHAPMAN PETROLEUM ENGINEERING LTD
                                          Signature:/s/ C. W. Chapman
                                                    --------------------

                                           Date: 3/28/00
                                                 -----------------------

                                                  PERMIT NUMBER: P 4201

                                      The Association of Professional Engineers,
                                       Geologists and Geophysicists of Alberta